Exhibit 10.2

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO SUPPLY AGREEMENT

This Second Amendment to Supply Agreement (the “Second Amendment”) is effective as of the date last signed below (the “Second Amendment Date”) between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 ("Illumina") and Natera, Inc., having a place of business at 201 Industrial Road, Suite 410, San Carlos, CA 94070 (“Customer”). Customer and Illumina may be referred to herein as “Party” or “Parties.”

WHEREAS, Illumina and Customer are Parties to a Supply Agreement having an Effective Date of August 16, 2013, and amended on September 18, 2014 (“Agreement”);

WHEREAS, the Parties have agreed upon certain amendments to the terms of the Agreement regarding supplied products;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties hereto agree to amend the Agreement as follows:

1.    Amendment to Exhibit B – Illumina Hardware and Consumables. The Agreement is hereby amended to delete Exhibit B in its entirety and add in its place new Exhibit B set forth on Attachment 1 hereto.

2.     Entire Agreement. Except as expressly stated herein, this Second Amendment does not alter any term or condition of the Agreement. This Second Amendment including its attachments, represents the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior discussions, communications, agreements, and understandings of any kind and nature between the Parties regarding the subject matter hereof; provided that ILMN Quotation number 4005874 to Natera, dated September 16, 2015, remains in full force and effect with respect to Natera Purchase Order #1059190, dated September 21, 2015, which Purchase Order is contingent upon the signature of this Second Amendment.

3.    Reference to Agreement. On and after the Second Amendment Date, each reference in the Agreement to “this Agreement”, “hereunder”, or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified by this Second Amendment.

4.    Governing Law. This Second Amendment and performance by the Parties hereunder shall be construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws.

5.    Counterparts. This Second Amendment may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto acknowledge and agree to the terms and conditions of this Second Amendment and have caused this Agreement to be executed by their respective duly authorized representatives to be effective as of the Second Amendment Date.

Natera, Inc.:            Illumina, Inc.:

By: /s/ Solomon Moshkevich_____________            By: /s/ Jeffrey S. Eidel____________

Name:     Solomon Moshkevich    Name: Jeffrey S. Eidel

Title: VP Products & Strategy    Title: VP, Corporate Development

Date: September 23, 2015            Date: 9/22/15

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ATTACHMENT 1

Exhibit B – Illumina Hardware and Consumables

Illumina Hardware (Equipment)

Only the Illumina Hardware listed on this Exhibit B is subject to purchase under this Agreement.

Part Number	Description	Base Price
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Illumina Hardware Purchase Price – Subject to exclusivity terms stated in Exhibit A, Part 1, Paragraph 3(a), the purchase prices for Illumina Hardware listed in the Table above are subject to a [*] discount. Accordingly, if the [*] discount is applicable, then the purchase price for a unit of Illumina Hardware listed above is calculated by multiplying the base price by [*].

Prior to the First Amendment Date, Customer submitted a purchase order for a [*] Sequencing System. The Parties agree that the [*] Sequencing System purchased prior to the First Amendment Date will be deemed to be “Existing Instrument” under the Agreement on and after the First Amendment Date.
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Exhibit B (continued) – Illumina Hardware and Consumables

Consumables

Only the Consumables listed on this Exhibit B are subject to purchase under this Agreement.

TG Consumables

Part Number	Description	Base Price
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

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Non-TG Consumables

Part Number	Description	Base Price
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Consumable Volume Discount: Based on Consumable Spend

	TG Consumables	Non-TG Consumables
Consumable Spend	Discount off of Base Price	Discount off of Base Price
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

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Consumables Purchase Price
(A) Beginning on the Effective Date and ending on the First Amendment Date, the purchase price for Consumables ordered on Purchase Orders submitted in accordance with this Agreement during this period is equal to the base price for Consumables listed in this Exhibit and, in all cases (including (1), (2), (3) and (4) herein) subject to exclusivity terms stated in Exhibit A, Part 1, Paragraph 3(a), less the discount in the table above corresponding to the applicable Consumable Spend, provided that:
(1) for Consumable Spend that is $[*] and above during such period, the maximum discount for TG Consumables is [*],
(2) subject to part (3) herein, but otherwise notwithstanding anything in this Agreement to the contrary, during such period Customer is entitled to purchase Consumables in accordance with this Agreement at the base price in this Exhibit, less (i) for TG Consumables, the discount that is the greater of [*] or the TG Consumables discount in the table above corresponding to Customer’s actual Consumable Spend and (ii) for non-TG Consumables, the discount that is the greater of [*] or the Non-TG Consumables discount in the table above corresponding to Customer’s actual Consumable Spend, and
(3) for Purchase Order numbers 103340 and 103341, dated August 1, 2014, and Purchase Order numbers 103557 and 103558, dated September 1, 2014, and attached hereto as Attachment 4, Illumina has agreed to a [*] discount off of the base price, but only for the Products and quantities set forth on those two Purchase Orders as of August 1, 2014, and two Purchase Orders as of September 1, 2014; and
(4) for Purchase Order number 103342, dated August 1, 2014, and Purchase Order number 103559, dated September 1, 2014, and also attached hereto as Attachment 4, Illumina has agreed to a [*] discount off of the base price, but only for the Products and quantities set forth on those that Purchase Order as of August 1, 2014, and that Purchase Order as of September 1, 2014.

(B) Beginning on the day after the First Amendment Date and ending on September 30, 2014 (end of Q3’14), the purchase price for Consumables ordered on Purchase Orders submitted in accordance with this Agreement during this period is equal to the base price for Consumables listed in this Exhibit and, in all cases (including in all cases (i) and (ii) herein) subject to exclusivity terms stated in Exhibit A, Part 1, Paragraph 3(a), less the discount in the table above corresponding to the applicable Consumable Spend, provided that, notwithstanding anything in this Agreement to the contrary, during such period Customer is entitled to purchase Consumables in accordance with this Agreement at the base price in this Exhibit, less (i) for TG Consumables, the discount that is the greater of [*] or the TG Consumables discount in the table above corresponding to Customer’s actual Consumable Spend and (ii) for non-TG Consumables, the discount that is the greater of [*] or the Non-TG Consumables discount in the table above corresponding to Customer’s actual Consumable Spend.

(C) Beginning on October 1, 2014 (start of Q4’14) and ending on expiration or termination of this Agreement, the purchase price for Consumables ordered on Purchase Orders submitted in accordance with this Agreement during this period is equal to the base price for Consumables listed in this Exhibit and, in all cases subject to exclusivity terms stated in Exhibit A, Part 1, Paragraph 3(a), less the discount in the table above corresponding to the applicable Consumable Spend.

“Consumable Spend” for Purchase Orders submitted prior to the First Amendment Date equals (1) the total amount (minus freight, taxes, and any product credits or offsets) Illumina has invoiced Customer for shipments of all Illumina products (which includes services) to Customer during the 12 calendar months that ended prior to the date a Purchase Order is due under the Agreement, which includes Products purchased under this Agreement and Illumina products (which includes services) purchased from Illumina outside of this Agreement, including Illumina’s array products, plus (2) the total amount of NIPT Test Fees received by Illumina from Customer during the 12 calendar months that ended prior to the date a Purchase Order is due under the Agreement.

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“Consumable Spend” for Purchase Orders submitted after the First Amendment Date and thereafter until expiration or termination of the Agreement, is determined quarterly at the first day of each calendar quarter (i.e., January 1, April 1, July 1, October 1), and equals (1) the total amount (minus freight, taxes, and any product credits or offsets) Illumina has invoiced Customer for shipments of all Illumina products (which includes services) delivered to Customer during the 12 calendar month period that immediately precedes such first day of a calendar quarter under this Agreement, which includes Products purchased under this Agreement and Illumina products (which includes services) purchased from Illumina outside of this Agreement, including Illumina’s array products, plus (2) the total amount of NIPT Test Fees received by Illumina from Customer during the same 12 calendar month period.

Notwithstanding the foregoing, the only consumable products that can be purchased at the discounts listed in his Exhibit are the Consumables purchasable under this Agreement.

By way of example, the purchase price for Consumables purchased on Purchase Orders submitted in accordance with this Agreement during the first calendar quarter of 2015 (the period January 1, 2015 through March 31, 2015) is equal to the base price for Consumables listed in this Exhibit and, subject to exclusivity terms stated in Exhibit A, Part 1, Paragraph 3(a), less the discount in the table above corresponding to the Consumable Spend amount calculated by adding (1) the total amount (minus freight, taxes, and any product credits or offsets) Illumina invoiced Customer for shipments of all Illumina products delivered to Customer during the period January 1, 2014 through December 31, 2014 and (2) the total amount of NIPT Test Fees received by Illumina from Customer during the same period of January 1, 2014 through December 31, 2014.

Attached as Attachment 1 to this Second Amendment is a certification that Customer is, and has been since the Effective Date up to the later of the date of Customer’s signature on the certification or the Second Amendment Date, exclusively using Illumina TG Consumables and Temporary Consumables and Illumina Hardware for all NIPT Uses other than as permitted by the last sentence of Exhibit A, Part 1, Section 3(a).

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ATTACHMENT 2

Certification Regarding Exclusivity

The undersigned certifies that he/she is an officer of Natera and is authorized to, and hereby does, certify that from the Effective Date of the Agreement to the Second Amendment Date, Natera has exclusively used Illumina TG Consumables and Temporary Consumables and Illumina Hardware for all NIPT Uses performed by Natera since the Effective Date other than as permitted by the last sentence of Exhibit A, Part 1, Section 3(a).

/s/ Solomon Moshkevich______________

Name: Solomon Moshkevich

Title: VP Products & Strategy

Date: September 23, 2015

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